       COMMON STOCK                                             COMMON STOCK

         [EMBLEM]                 [GO2NET LOGO]                   [EMBLEM]

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                              CUSIP 383486 10 7


THIS CERTIFIES THAT



is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF


                                GO2NET, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


/s/ Manuel Rubio              [GO2NET SEAL]     /s/ Russell C. Horowitz
--------------------------                      --------------------------
        SECRETARY                                       PRESIDENT


COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
             (Jersey City, NJ)

                              TRANSFER AGENT
                               AND REGISTRAR
BY

                          AUTHORIZED OFFICER





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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                           UNIF GIFT MIN ACT  -- ................Custodian................
TEN ENT  -- as tenants by the entireties                                               (Cust)                   (Minor)
JT TEN   -- as joint tenants with right of                                       under Uniform Gifts to Minors
            survivorship and not as tenants                                      Act......................................
            in common                                                                             (State)
                                                           UNIF TRF MIN ACT  --  ..........Custodian (until age..........)
                                                                                      (Cust)
                                                                                 ..................under Uniform Transfers
                                                                                      (Minor)
                                                                                 to Minors Act............................
                                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------



-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------

                              X
                                -----------------------------------------------

                              X
                                -----------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By
   -------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-13.